EXHIBIT 32.2
                                                                   ------------


                    CERTIFICATIONS PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


In connection with this annual report of Ivanhoe Mines Ltd. (the "Company") on Form 40-F for the fiscal year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tony Giardini, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    March 28, 2008



By:  /s/ Tony Giardini
    ---------------------------
     Tony Giardini
     Chief Financial Officer